SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported)  November 29, 1996

                      BALCOR EQUITY PENSION INVESTORS-II
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-13348
---------------------------             ------------------------
State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3314331
---------------------------             ------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
---------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
------------------------------------------------------------------------

1275 K Street Office Building

In 1985, the Partnership and an affiliate, through a limited partnership (the "Limited Partnership"), acquired the 1275 K Street Office Building, Washington, D.C. The Partnership contributed approximately $28,535,000 towards the acquisition of the property for a participating percentage in the Limited Partnership of 60.52%.

On December 12, 1996, the Limited Partnership contracted to sell the property for a sale price of $28,300,000 to an unaffiliated party, Archon Group, L.P., a Delaware limited partnership. The sale closed on December 19, 1996. From the proceeds of the sale, the Partnership paid $566,000 as a brokerage commission to an affiliate of the third party providing property management services for the property and $335,470 in closing costs. The Limited Partnership received the remaining proceeds of $27,398,530. Of such proceeds, $2,287,500 is being retained by the Limited Partnership and will not be available for use or distribution by the Limited Partnership for nine months after closing. The Partnership's share of the total proceeds will be $16,581,590. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Limited Partnership for actual expenses incurred in connection with the sale.

The purchaser has simultaneously contracted to purchase another property in which the Partnership holds an interest, as described in Item 5 below.


ITEM 5.  OTHER EVENTS
----------------------------------

a) Ammendale Technology Park - Phase I

In 1986, the Partnership funded a $10,000,000 first mortgage loan collateralized by the Ammendale Technology Park - Phase I, Prince George's County, Maryland (the "Property"). The Partnership obtained title to the Property through foreclosure in 1991. An affiliate of the Partnership (the "Affiliate") that funded a first mortgage loan collateralized by the Ammendale Technology Park - Phase II ("Phase II"), which is located adjacent to the Property, obtained title to Phase II through foreclosure simultaneously with the Partnership's foreclosure of the Property.

On November 29, 1996, the Partnership contracted to sell the Property for a sale price of $8,078,000 to an unaffiliated party, Writ Limited Partnership. The purchaser has deposited $150,000 into an escrow account as earnest money. The remaining portion of the sale price will be payable in cash at closing, which is scheduled to occur on January 13, 1997. From the proceeds of the sale, the Partnership will pay as a brokerage commission a total of $242,340 to two unaffiliated parties, one of which is an affiliate of the third party providing property management services for the Property. The Partnership will receive the remaining proceeds of approximately $7,836,000, less closing costs.

The Affiliate has simultaneously contracted to sell Phase II to the purchaser. From the proceeds of the sales of the Property and Phase II, a total of $400,000 will be retained by the Partnership and the Affiliate and will not be available for use or distribution by the Partnership and/or the Affiliate for nine months after closing. A termination of either the agreement of sale for the Property or for Phase II will be deemed a termination of the other agreement of sale. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the Property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions, including the sale of Phase II. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the Property may not occur.


b)  Denver Centerpoint Office Building

In 1985, the Partnership acquired the Denver Centerpoint Office Building, Denver, Colorado (formerly known as Silverado Center I) utilizing approximately $25,612,000 of offering proceeds.

On December 6, 1996, the Partnership contracted to sell the property to an unaffiliated party, Lincoln Property Company N.C., Inc., a Texas corporation. The sale closed on December 27, 1996. The sale price was $15,000,000. From the proceeds of the sale, the Partnership paid $300,000 as a brokerage commission to an affiliate of the third party providing property management services for the property and $39,476 in closing costs. The Partnership received the remaining proceeds of $14,960,524. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

An affiliate of the General Partner has simultaneously sold one other property to the purchaser.

c) Westech 360 Office Buildings

In 1987, the Partnership and an affiliate (the "Affiliate") funded a $25,750,000 first mortgage loan collateralized by the Westech 360 Office Buildings, Austin, Texas. The Partnership's share of the loan was $14,600,000 for a participating percentage of 56.7%. In 1988, a limited partnership (the "Limited Partnership") in which the Partnership and the affiliate each holds an interest equal to its participating percentage in the loan obtained title to the property pursuant to a deed in lieu of foreclosure.

On December 12, 1996, the Limited Partnership contracted to sell the property for a sale price of $18,330,000 to an unaffiliated party, Archon Group, L.P., a Delaware limited partnership. The sale closed on December 19, 1996. From the proceeds of the sale, the Limited Partnership paid $366,600 as a brokerage commission to an affiliate of the third party providing property management services for the property and closing costs of $101,053. The Limited Partnership received the remaining proceeds of $17,862,347. Of such proceeds, $1,395,000 is being retained by the Limited Partnership and will not be available for use or distribution by the Limited Partnership until nine months after the closing. The Partnership's share of the total proceeds will be

$10,127,951. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Limited Partnership for actual expenses incurred in connection with the sale.

The purchaser has simultaneously contracted to purchase another property in which the Partnership holds an interest, as described in Item 2 above.

d)  Pacific Center Office Buildings

As previously reported, on October 10, 1996, the joint venture between the Partnership and an affiliate (the "Joint Venture") which owns the Pacific Center Office Buildings, Dallas, Texas, contracted to sell the property for a sale price of $16,750,000 to an unaffiliated party, Transwestern Investment Company, L.L.C. The Joint Venture and the purchaser agreed to reduce the sale
price to $15,950,000.   The purchaser assigned its rights under the agreement
of sale to its affiliate, Transwestern Office Partners I, LLC, and the sale closed on December 18, 1996. From the proceeds of the sale, the Joint Venture paid $319,000 as a brokerage commission to an affiliate of the third party providing property management services for the property and $122,046 in closing costs. The Joint Venture received the remaining proceeds of $15,508,954, of which the Partnership's share is $3,553,101.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
----------------------------------------------------------------------

     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of the 1275 K Street Office Building, Washington, D.C.

          (99) (a) Agreement of Sale and attachment thereto relating to the sale of the Ammendale Technology Park - Phase I, Prince George's County, Maryland.

               (b) (i) Agreement of Sale and attachment thereto relating to the
                       Denver Centerpoint Office Building, Denver, Colorado.

                  (ii) First Amendment to Agreement of Sale relating to the Denver Centerpoint Office Building, Denver, Colorado.

               (c) Agreement of Sale and attachment thereto relating to the Westech 360 Office Buildings, Austin, Texas.

               (d) (i) First Amendment to Agreement of Sale relating to the sale of the Pacific Center Office Buildings, Dallas,
                       Texas.

                  (ii) Second Amendment to Agreement of Sale relating to the sale of the Pacific Center Office Buildings, Dallas,
                       Texas.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.


Signature
-------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR EQUITY PENSION INVESTORS-II
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Equity Partners-II, an Illinois
                                 general partnership, its general
                                 partner

                         By:  The Balcor Company,
                                 a Delaware corporation,
                                 a partner

                         By:  /s/  Jerry M. Ogle
                                ------------------------------------
                                 Jerry M. Ogle, Vice President
                                 and Secretary
Dated:  December 27, 1996